UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2018
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdictions of Incorporation)	001-38465 (Commission File Number)	91-2183967 (I.R.S. Employer Identification Number)

221 Main St., Suite 1000 San Francisco, California (Address of Principal Executive Offices)		94105 (Zip Code)

(415) 489-4940 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01     Completion of Acquisition or Disposition of Assets

On September 4, 2018, DocuSign, Inc. (the “Company”), through its wholly-owned subsidiary Sparrow Merger Sub, Inc., a Delaware corporation ("Merger Sub"), completed its previously announced acquisition of SpringCM Inc., a Delaware corporation (“SpringCM”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated July 31, 2018, by and among the Company, Merger Sub, SpringCM and TF Corporate Services LLC, as the stockholders’ representative thereunder. Pursuant to the Merger Agreement, Merger Sub merged with and into SpringCM, with SpringCM continuing as the surviving company and becoming a wholly-owned subsidiary of the Company.

The aggregate consideration payable in exchange for all of the outstanding equity interests of SpringCM was approximately $220 million in cash, subject to adjustments as set forth in the Merger Agreement. In addition, certain continuing employees of SpringCM will receive performance-vested restricted stock units as well as other retention incentives.

The foregoing description of the Merger Agreement is a summary, is not complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 31, 2018.

Item 2.02    Results of Operations and Financial Condition.

On September 5, 2018, the Company reported financial results for the three months ended July 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated July 31, 2018, by and among the Company, Merger Sub, SpringCM, and TF Corporate Services LLC
99.1	Press Release dated September 5, 2018

* Incorporated by reference to exhibit filed with the Company’s Current Report on Form 8-K, filed July 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 5, 2018

DOCUSIGN, INC.

By:	/s/ Michael J. Sheridan
Michael J. Sheridan
Chief Financial Officer
(Principal Accounting and Financial Officer)